UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 2, 2008

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2008, (i) Jackson Hewitt Inc. (“JHI”) a subsidiary of Jackson Hewitt Tax Service Inc. (the “Company”), entered into the First Amendment to Program Agreement (the “Republic Program Agreement Amendment”) with Republic Bank & Trust Company (“Republic”) and (ii) Jackson Hewitt Technology Services LLC (“JHTSL”), a subsidiary of the Company, entered into the First Amendment to Technology Services Agreement (the “Republic Technology Services Agreement Amendment” and, together with the Republic Program Agreement Amendment, the “Republic Amendments”) with Republic. The primary purposes of the Republic Amendments are to establish the number of Jackson Hewitt Tax Service locations during the 2009 tax season in which Republic will offer, process and administer certain financial products, including refund anticipation loans, to Jackson Hewitt Tax Service customers (the “Republic Program”), the fees to be paid by Republic to the Company for the 2009 tax season and certain compliance parameters regarding the Republic Program. The Republic Program Agreement Amendment provides Republic with the right to retain certain monies otherwise payable to JHI by Republic in the event that Republic fails to attain a minimum level of profitability or number of financial products or if Republic incurs costs in connection with JHI’s failure to maintain a minimum level of compliance with Republic’s policies and procedures.

The Republic Program Agreement and the Republic Technology Services Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2007, and such descriptions are hereby incorporated by reference.

The Company will seek confidential treatment from the Securities and Exchange Commission for certain portions of the Republic Amendments in connection with filing such agreements as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended October 31, 2008.

ITEM 7.01	REGULATION FD DISCLOSURE

During the 2009 tax season, Republic and Santa Barbara Bank & Trust (“SBBT”) will collectively provide financial products to the entire network of Jackson Hewitt Tax Service offices. SBBT will provide a majority of the financial products in Jackson Hewitt Tax Service offices in each of the 2009 and 2010 tax seasons.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Daniel P. O’Brien
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: December 2, 2008

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